Exhibit 10.2

IGM BIOSCIENCES, INC.

2018 OMNIBUS INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1

GENERAL. The purpose of the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of IGM Biosciences, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

2.1

DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)

“Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)

“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)

“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)	“Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)	“Board” means the Board of Directors of the Company.

(f)

“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined in good faith by the Committee or the Board: (i) commission of an act of fraud, embezzlement, misappropriation, or breach of fiduciary duty against the Company or any Affiliate; (ii) commission of a felony involving the business, assets, customers or clients of the Company or any Affiliate, or charge with, indictment for, conviction of, pleading guilty to, confession to, or entering of a plea of nolo contendere by Participant for any other felony or any crime involving fraud, dishonesty, moral turpitude, or a breach of trust; (iii) breach of any written confidentiality, non-compete, non-solicitation or business opportunity covenant contained in any agreement entered into by such Participant with the Company or any Affiliate; (iv) substantial failure to perform duties to the Company or any Affiliate (other than any such failure resulting from the Participant’s Disability) after written notice and an opportunity to cure (not to exceed 30 days); (v) gross misconduct or gross negligence materially injurious to the Company or any Affiliate; (vi) Participant’s violation of the Company’s or any Affiliate’s policy against harassment, its equal employment opportunity policy, or the Company’s or any Affiliate’s code of business conduct; or (vii) a material violation of any other policy or procedure of the Company or any Affiliate.

(g)	“Change in Control” means and includes the occurrence of any one of the following events but specifically excludes a Public Offering:

(i)

individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)

any person becomes a Beneficial Owner, directly or indirectly, of either (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)

the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization,

Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the beneficial owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)	stockholders approve a complete liquidation or dissolution of the Company, other than a Non-Qualifying Transaction.

(h)

“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)	“Committee” means the committee of the Board described in Article 4.

(j)	“Company” means IGM Biosciences, Inc., a Delaware corporation, or any successor corporation.

(k)

“Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Unless otherwise defined in the applicable Award Certificate, Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, (v) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or an Affiliate, or vice versa, or (vi) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)

“Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)

“Disability” means, unless otherwise defined in the applicable Award Certificate, the inability of the Participant, as reasonably determined by the Company, to perform the essential functions of his or her regular duties and responsibilities, with or without reasonable accommodation, due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six (6) consecutive months.

(n)	“Dividend Equivalent” means a right granted to a Participant under Article 11.

(o)	“Effective Date” has the meaning assigned such term in Section 3.1.

(p)	“Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate.

(q)	“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)	“Fair Market Value,” on any date, will be determined by such method or procedures as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)

“Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)

“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(u)	“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(v)	“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(w)

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(x)	“Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(y)

“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(z)

“Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(aa)	“Performance Award” means any award granted under the Plan pursuant to Article 10.

(bb)	“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(cc)	“Plan” means the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan, as amended from time to time.

(dd)	“Public Offering” means a public offering of any class or series of the Company’s equity securities pursuant to a registration statement filed by the Company under the 1933 Act.

(ee)	“Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ff)

“Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(gg)

“Shares” means shares of Stock. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(hh)	“Stock” means the Company’s Common Stock, $0.01 par value and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(ii)

“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(jj)

“Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(kk)	“1933 Act” means the Securities Act of 1933, as amended from time to time.

(ll)	“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1

EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the Board (the “Effective Date”). The Plan shall be submitted to the Company’s stockholders for approval within twelve (12) months of the Board’s approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within twelve (12) months of the Board’s approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Nonstatutory Stock Options without any further act by the Company or the Participant.

3.2

TERMINATION OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth (10th) anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth (10th) anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

ARTICLE 4

ADMINISTRATION

4.1

COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless and until changed by the Board, the Compensation, Nomination and Governance Committee of the Board is designated as the Committee to administer the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2

ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3	AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a)	grant Awards;

(b)	designate Participants;

(c)	determine the type or types of Awards to be granted to each Participant;

(d)	determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)	determine the terms and conditions of any Award granted under the Plan;

(f)	prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)	decide all other matters that must be determined in connection with an Award;

(h)

establish, adopt or revise any plan, program or policy for the grant of Awards as it may deem necessary or advisable, including but not limited to short-term incentive programs, and any special plan documents;

(i)	establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)	amend the Plan or any Award Certificate as provided herein; and

(l)

adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4	DELEGATION.

(a)

Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)

Special Committee. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5

INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1

NUMBER OF SHARES. Subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 8,000,000 Shares. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 8,000,000 Shares.

5.2

SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (a) through (g) of this Section 5.2.

(a)

To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)	Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)

Shares withheld from an Award to satisfy tax withholding requirements will count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements will not be added to the Plan share reserve.

(d)

The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(e)

The full number of Shares subject to a SAR shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(f)	Substitute Awards granted pursuant to Section 13.9 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(g)

Shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3	STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6

ELIGIBILITY

6.1

GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E).

ARTICLE 7

STOCK OPTIONS

7.1	GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)

Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.9) shall not be less than the Fair Market Value as of the Grant Date.

(b)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Sections 7.1(d). The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(c)

Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(d)

Exercise Term. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Continuous Service is terminated by the Company or any Affiliate for Cause or if, following the Participant’s termination of Continuous Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, then the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Continuous Service or act, as applicable.

(e)	No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(f)	No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

7.2

INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1	GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)	Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)	The Fair Market Value of one Share on the date of exercise; over

(2)

The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which for any SAR (other than a SAR issued as a substitute Award pursuant to Section 13.9) shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)

Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part. No SAR shall be exercisable for more than ten years from the Grant Date.

(c)	No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(d)	No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

(e)

Other Terms. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1

GRANT OF RESTRICTED STOCK AND STOCK UNITS. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2

ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines, at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3

DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited; (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof and subject to the same vesting provisions as provided for the host Award); (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant; or (iv) will be paid or distributed to the Participant as accrued (in which case, such dividends must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such dividends is no longer subject to a substantial risk of forfeiture).

9.4

FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5

DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1

GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1

GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested, which shall be subject to the same vesting provisions as provided for the host Award; (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant; or (iii) will be paid or distributed to the Participant as accrued (in which case, such Dividend Equivalents must be paid or distributed no later than the 15th day of the 3rd month following the later of (A) the calendar year in which the corresponding dividends were paid to stockholders, or (B) the first calendar year in which the Participant’s right to such Dividends Equivalents is no longer subject to a substantial risk of forfeiture).

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1

GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, including limited partnership interests in a limited partnership entity of which the Company is general partner that may be exchanged or redeemed for Shares on a one-for-one basis, or any profits interest in such limited partnership entity that may be exchanged or converted into such limited partnership interests, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1	AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2

FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions.

13.3	LIMITS ON TRANSFER.

(a)

Each Award and each right under any Award shall be exercisable only by the holder thereof during such holder’s lifetime, or, if permissible under applicable law, by such holder’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order (a “QDRO”) as defined in Section 414(p)(1)(B) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)

No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)

Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Certificate, Awards (other than Incentive Stock Options and corresponding Awards), may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted

Transferee” in respect of any grantee means any member of the Immediate Family of such grantee, any trust of which all of the primary beneficiaries are such grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such grantee or members of his or her Immediate Family; and the “Immediate Family” of a grantee means the grantee’s spouse, any person sharing the grantee’s household (other than a tenant or employee), children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of the Award Certificate.

(d)	Nothing herein shall be construed as requiring the Company or any Affiliate to honor a QDRO except to the extent required under applicable law.

13.4

BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A Permitted Transferee, beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

13.5

STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6

EFFECT OF A CHANGE IN CONTROL. Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, in the event that the Surviving Corporation or other successor corporation in a Change in Control does not assume, substitute for or otherwise equitably convert outstanding Awards in a manner approved by the Committee or the Board, then, upon the occurrence of such Change in Control, (i) all outstanding Options or SARs shall become fully vested and exercisable, (ii) all time-based vesting restrictions on other outstanding Awards shall lapse; and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a payout to Participants within thirty (30) days following the Change in Control. In addition, with respect to outstanding Options or SARs that are not assumed, substituted for or otherwise equitably converted in the event of a Change in Control, then the Committee will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option or SAR will terminate upon the expiration of such period. To the extent that this Section 13.6 causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.7

DISCRETION TO ACCELERATE AWARDS. Regardless of whether an event has occurred as described in Section 13.6 above, the Committee may in its sole discretion determine that, at any time, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.7.

13.8

FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

13.9

SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1

MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2

DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3

GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1

AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

15.2	AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)

Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)

No termination, amendment, or modification of the Plan shall adversely affect in any material respect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3

COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 16

GENERAL PROVISIONS

16.1	RIGHTS OF PARTICIPANTS.

(a)

No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)

Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)	No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2

WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the

Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3 SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)

General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)

Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.

(c)

Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d)

Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(e)

Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within sixty (60) days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(f)

Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.4

UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5

RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6	EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7

TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8

GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9

FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.10

GOVERNMENT AND OTHER REGULATIONS. Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11	GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of California.

16.12

SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.13

NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

INCENTIVE STOCK OPTION AWARD CERTIFICATE

Non-transferable

GRANT TO

(“Optionee”)

of the right to purchase from IGM Biosciences, Inc. (the “Company”)

             shares of its common stock, $.01 par value (the “Shares”),

at the price of $            per Share

pursuant to and subject to the provisions of the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages (the “Terms and Conditions”). By accepting the Option, Optionee shall be deemed to have agreed to the Terms and Conditions set forth in this Award Certificate and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

The Option shall vest and become exercisable in accordance with the following schedule:

[Twenty-five percent (25%) of the Shares subject to the Option shall vest (and become exercisable) on [insert the one (1) year anniversary of the vesting start date, normally hire date for new hires], provided that Optionee remains in Continuous Service on such date; and one forty-eighth (1/48th) of the Shares subject to the Option shall vest (and become exercisable) each month thereafter on the [insert same day of the month or if after the 28th day, the last day of the month], provided that Optionee remains in Continuous Service on such date.]

Optionee acknowledges receipt of a copy of the Plan and hereby accepts this Option subject to all of the terms and conditions hereof and in the Plan.

Print Optionee address below:

Optionee Signature

IGM Biosciences, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed.

IGM BIOSCIENCES, INC.

Grant Date:
By:
Its:

TERMS AND CONDITIONS

1. Vesting of Option. The Option shall vest (and become exercisable) in accordance with the schedule shown on the cover page of this Award Certificate, subject to Optionee’s Continuous Service from the date hereof through each of the applicable dates as set forth thereon. In the event of the termination of Optionee’s Continuous Service for any reason, the unvested portion of the Option will expire immediately. In the event that the Surviving Corporation or other successor corporation in a Change in Control does not assume, substitute for or otherwise equitably convert the Option in a manner approved by the Committee or the Board, then, upon the occurrence of such Change in Control, the Option shall become fully vested and exercisable.

2. Term of Option and Limitations on Right to Exercise. Unless an earlier lapse is provided for herein or in the Plan, the term of the Option will be for a period of ten years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a) three (3) months after the termination of Optionee’s Continuous Service for any reason other than (i) by reason of Optionee’s death or Disability, or (ii) by the Company for Cause;

(b) twelve (12) months after the date of the termination of Optionee’s Continuous Service by reason of his or her Disability;

(c) twelve (12) months after Optionee’s death, if (i) Optionee dies during his or her Continuous Service and before the Option otherwise expires, or (ii) Optionee dies during the three-month period described in subsection (a) above and before the Option otherwise expires or (iii) Optionee dies during the twelve-month period described in subsection (b) above and before the Option otherwise expires (upon Optionee’s death, the Option may be exercised by Optionee’s estate or other beneficiary designated pursuant to the Plan); or

(d) immediately upon the termination of Optionee’s Continuous Service by the Company for Cause.

If Optionee or his or her beneficiary exercises an Option after termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of Continuous Service. For the avoidance of doubt, any portion of the Option that is unvested as of the date of Optionee’s termination of Continuous Service shall expire as of the date of Optionee’s termination of Continuous Service.

In addition, if this Option is not assumed, substituted for or otherwise equitably converted in the event of a Change in Control, then the Committee will notify the Optionee in writing or electronically that the Option will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option will terminate upon the expiration of such period.

3. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company or his or her designee at the address and in the form attached hereto as Exhibit A or as otherwise specified by the Company from time to time (which may include, among other terms, a “lockup” or agreement restricting transfers or dispositions of Shares in the period following a registered public offering by the Company). The Company reserves the right to change the means of exercising the Option (including exercise through an on-line system) or the Plan administration at any time. Optionee must make payment to the Company in full for the Shares subject to such exercise. If the person exercising an

Option is not Optionee, such person shall also provide appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be (i) in cash, (ii) if approved by the Company, by delivery (actual or by attestation) of Shares previously acquired by the purchaser, (iii) at the election of the Company, by withholding of Shares from the Option, or (iv) any combination thereof, for the number of Shares being exercised. Shares surrendered or withheld for this purpose shall be valued at their Fair Market Value on the date of exercise.

4. Limitation of Rights. The Option does not confer to Optionee or Optionee’s beneficiary any rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Option. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Optionee’s service at any time, nor confer upon Optionee any right to continue in the service of the Company or any Affiliate.

5. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Optionee other than by will or the laws of descent and distribution, or pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code or Title I of ERISA, or the rules thereunder. Notwithstanding the foregoing, the Option may be transferred, without consideration, to a Permitted Transferee (as defined in Section 13.3 of the Plan). The Option may be exercised during the lifetime of Optionee only by Optionee or any Permitted Transferee. Optionee acknowledges that any Shares issued upon exercise of the Option shall be subject to a right of first refusal as set forth in the Bylaws of the Company.

6. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Option upon any securities exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

7. Notification of Disposition; Withholding. Optionee agrees to notify the Company in writing within thirty (30) days of any disposition of Shares acquired by Optionee pursuant to the exercise of the Option, if such disposition occurs within two years of the Grant Date, or one year of the date of exercise, of the Option. The Company or any employer Affiliate has the authority and the right to deduct or withhold, or require Optionee to remit to the employer, an amount sufficient to satisfy federal, state, foreign, and local taxes (including Optionee’s FICA obligation) required by law to be withheld with respect to any “disqualifying disposition” of Shares or other taxable event arising as a result of the Option. At the election of the Company, the withholding requirement may be satisfied, in whole or in part, by withholding, from the Options, Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes under applicable law.

8. Interpretation. It is the intent of the parties hereto that the Option qualifies for incentive stock option treatment pursuant to, and to the extent permitted by, Section 422 of the Code. All provisions hereof are intended to have, and shall be construed to have, such meanings as are set forth in applicable provisions of the Code and Treasury Regulations to allow the Option to so qualify. To the extent that any portion of the Option fails to qualify for incentive stock option treatment pursuant to Section 422 of the Code, such nonqualifying portion of the Option shall be a nonstatutory stock option, governed under Section 83 of the Code.

9. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative.

10. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan.

11. Severability. If any one or more of the provisions contained in this Award Certificate is invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

12. Notice. Notices hereunder must be delivered in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to IGM Biosciences, Inc., 325 E. Middlefield Road Mountain View, CA 94043; Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to Optionee either electronically to Optionee’s business email address then currently on file with the Company or at the home address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

13. Clawback. The Option shall be subject to any compensation recoupment policy of the Company that is applicable by its terms to Optionee and to awards of this type.

EXHIBIT A

NOTICE OF EXERCISE OF OPTION TO PURCHASE

COMMON STOCK

NOTICE OF EXERCISE OF OPTION TO PURCHASE

COMMON STOCK OF

IGM BIOSCIENCES, INC.

Name of Optionee:

Date:

IGM Biosciences, Inc.

325 E. Middlefield Road

Mountain View, CA 94043

Attn: Corporate Secretary

Re: Exercise of Option under the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan (the “Plan”)

I elect to purchase                    shares of common stock (“Stock”) of IGM Biosciences, Inc. (the “Company”) pursuant to my option granted under an Incentive Stock Option Award Certificate dated                            (the “Option”). The exercise price of the Option is $            per share.

The purchase will take place on the Exercise Date, which will be as soon as practicable following the date on which this exercise notice and all other necessary forms and payments are received by the Company.

I acknowledge that the Exercise Date will not occur, and I am not entitled to receive any shares of Stock, until I have (i) paid the exercise price in full, and (ii) satisfied any tax withholding obligation.

I further acknowledge that as a condition to the exercise of the Option and the issuance of Stock pursuant to such exercise, I will be required to become a party to any Stockholders Agreement which may be executed by and among the Company and its stockholders in the future.

I understand that if I request, and the Company agrees, to satisfy the exercise price and/or tax withholding obligation relating to the Option by having the Company withhold shares of Stock from the Option, the number of shares withheld will be determined based upon the “Fair Market Value” of the Stock. As provided in the Plan, Fair Market Value is determined by the Compensation Committee using such method as it considers to be reasonable.

1. Payment of Exercise Price. I will pay the full exercise price in the form specified below (check one):

☐	Cash: by delivering a check to the Company for $ , which is the full amount of the exercise price.

☐

Delivery of Shares: subject to the Company’s agreement to do so, by delivering to the Company previously-acquired shares of Company Stock that have a Fair Market Value as of the Exercise Date equal to the full exercise price of the Option. (Such delivery may be made by attestation of my ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of such Company Stock exceeds the number needed to pay the exercise price and any tax withholding (as indicated below), the Company will issue me a new stock certificate (or book-entry shares) for the excess.

☐

Withholding of Shares: subject to the Company’s agreement to do so, by having the Company withhold shares of Company Stock from the Option having a Fair Market Value on the Exercise Date equal to the full exercise price of the Option.

2. Withholding Taxes. I will satisfy any required tax withholding obligations arising from the exercise of the Option in the form specified below (check one):

☐	Cash: by delivering a check to the Company for the required tax withholding amount (to be determined by the Company).

☐

Delivery of Shares: subject to the Company’s agreement to do so, by delivering to the Company shares of Company Stock that have a Fair Market Value as of the Exercise Date equal to the required tax withholding amount. (Such delivery may be made by attestation of ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of such Company Stock exceeds the number needed to pay the tax withholding amount and the exercise price (as indicated above), the Company will issue me a new stock certificate (or book-entry shares) for the excess.

☐

Withholding of Shares: subject to the Company’s agreement to do so, by having the Company withhold shares of Company Stock from the Option having a Fair Market Value on the Exercise Date equal to the amount required to be withheld for tax purposes.

3. Covenants and Representations of Optionee. I hereby represent, warrant, covenant, and agree with the Company as follows as of the Exercise Date:

(a) I have received, read and understood a copy of the Plan and the Incentive Stock Option Award Certificate relating to my Option;

(b) The shares of Company Stock are being received for my own account without the participation of any other person, with the intent of holding the shares of Company Stock for investment and without a view to or the intent of participating, directly or indirectly, in a sale or distribution of the shares of Company Stock or any portion thereof;

(c) I am not acquiring the shares of Company Stock based on any representation, oral or written, by any person with respect to the future value of, or income from, the shares of Company Stock, but rather on an independent examination and judgment as to the prospects of the Company;

(d) I am familiar with the business and affairs of the Company, and realize that the receipt of the shares of Company Stock is a speculative investment and that any possible profit therefrom is uncertain;

(e) I have had the opportunity to ask questions of and receive answers from the Company and have received all information and data with respect to the Company that I have requested and that I have deemed relevant in connection with my receipt of the shares of Company Stock;

(f) I am able to bear the economic risk of the investment in shares of Company Stock, including the risk of a complete loss of my investment, and I acknowledge that I must continue to bear the economic risk of the investment in the shares of Company Stock received on exercise of the Option for an indefinite period;

(g) I understand and agree that the shares of Company Stock subject to the Option may be issued and sold to me without registration under any state or federal securities laws, and in that event (i) will be issued and sold in reliance on exemptions from registration under applicable state and federal laws and (ii) will be “restricted” under applicable state and federal securities laws and that, pursuant to those laws, the Company Stock cannot be resold unless registered under the Securities Act of 1933 (the “1933 Act”) or in reliance on an exemption from registration.

(h) The Company will be under no obligation to register or qualify the shares of Company Stock issuable pursuant to the Option or to comply with any exemption available for sale of the shares of Company Stock by me without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sale of the shares of Company Stock by me; and

(i) A legend indicating that the shares of Company Stock issued pursuant to the Option have not been registered under applicable securities laws and referring to any applicable restrictions on transferability and sale of the shares of Company Stock may be placed on any certificate or certificates delivered to me and any transfer agent of the Company may be instructed to require compliance therewith.

[remainder of page intentionally blank]

Upon receipt of a written request by the Company or by its underwriters in connection with a registration (as defined below), I shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company’s Common Stock or other securities (except for any such shares included in the registration) for a period of one hundred and eighty (180) days following the effective date of the initial registration of the Company’s securities. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period. The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of the effectiveness of such registration statement.

Signature of Optionee

AGREED TO AND ACCEPTED:

IGM BIOSCIENCES, INC.

By:

Title:

Number of Option Shares

Exercised:

Number of Option Shares

Remaining:

Date:

NON-STATUTORY STOCK OPTION AWARD CERTIFICATE

Non-transferable

GRANT TO

(“Optionee”)

of the right to purchase from IGM Biosciences, Inc. (the “Company”)

                 shares of its common stock, $.01 par value (the “Shares”),

at the price of $            per Share

pursuant to and subject to the provisions of the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages (the “Terms and Conditions”). By accepting the Option, Optionee shall be deemed to have agreed to the Terms and Conditions set forth in this Award Certificate and the Plan. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.

The Option shall vest (and become exercisable) in accordance with the following schedule:

[Twenty-five percent (25%) of the Shares subject to the Option shall vest (and become exercisable) on [insert the one (1) year anniversary of the vesting start date, normally hire date for new hires], provided that Optionee remains in Continuous Service on such date; and one forty-eighth (1/48th) of the Shares subject to the Option shall vest (and become exercisable) each month thereafter on the [insert same day of the month or if after the 28th day, the last day of the month], provided that Optionee remains in Continuous Service on such date.]

Optionee acknowledges receipt of a copy of the Plan and hereby accepts this Option subject to all of the terms and conditions hereof and in the Plan.

Print Optionee address below:

Optionee Signature

IGM Biosciences, Inc., acting by and through its duly authorized officers, has caused this Award Certificate to be duly executed.

IGM BIOSCIENCES, INC.

Grant Date:
By:
Its:

TERMS AND CONDITIONS

1. Vesting of Option. The Option shall vest (and become exercisable) in accordance with the schedule shown on the cover page of this Award Certificate, subject to Optionee’s Continuous Service from the date hereof through each of the applicable dates as set forth thereon. In the event of the termination of Optionee’s Continuous Service for any reason, the unvested portion of the Option will expire immediately. In the event that the Surviving Corporation or other successor corporation in a Change in Control does not assume, substitute for or otherwise equitably convert the Option in a manner approved by the Committee or the Board, then, upon the occurrence of such Change in Control, the Option shall become fully vested and exercisable.

2. Term of Option and Limitations on Right to Exercise. Unless an earlier lapse is provided for herein or in the Plan, the term of the Option will be for a period of ten years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the “Expiration Date”). To the extent not previously exercised, the Option will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

(a) three (3) months after the termination of Optionee’s Continuous Service for any reason other than (i) by reason of Optionee’s death or Disability, or (ii) by the Company for Cause;

(b) twelve (12) months after the date of the termination of Optionee’s Continuous Service by reason of his or her Disability;

(c) twelve (12) months after Optionee’s death, if (i) Optionee dies during his or her Continuous Service and before the Option otherwise expires, or (ii) Optionee dies during the three-month period described in subsection (a) above and before the Option otherwise expires or (iii) Optionee dies during the twelve-month period described in subsection (b) above and before the Option otherwise expires (upon Optionee’s death, the Option may be exercised by Optionee’s estate or other beneficiary designated pursuant to the Plan); or

(d) immediately upon the termination of Optionee’s Continuous Service by the Company for Cause.

If Optionee or his or her beneficiary exercises an Option after termination of service, the Option may be exercised only with respect to the Shares that were otherwise vested on Optionee’s termination of Continuous Service. For the avoidance of doubt, any portion of the Option that is unvested as of the date of Optionee’s termination of Continuous Service shall expire as of the date of Optionee’s termination of Continuous Service.

In addition, if this Option is not assumed, substituted for or otherwise equitably converted in the event of a Change in Control, then the Committee will notify the Optionee in writing or electronically that the Option will be exercisable for a period of time determined by the Committee in its sole discretion, and the Option will terminate upon the expiration of such period.

3. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company or his or her designee at the address and in the form attached hereto as Exhibit A, or as otherwise specified by the Company from time to time (which may include, among other terms, a “lockup” or agreement restricting transfers or dispositions of Shares in the period following a registered public offering by the Company). The Company reserves the right to change the means of exercising the Option (including exercise through an on-line system) or the Plan administration at any time. Optionee must make payment to the Company in full for the Shares subject to such exercise. If the person exercising an

Option is not Optionee, such person shall also provide appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be (i) in cash, (ii) if approved by the Company, by delivery (actual or by attestation) of Shares previously acquired by the purchaser, (iii) at the election of the Company, by withholding of Shares from the Option, or (iv) any combination thereof, for the number of Shares being exercised. Shares surrendered or withheld for this purpose shall be valued at their Fair Market Value on the date of exercise.

4. Limitation of Rights. The Option does not confer to Optionee or Optionee’s beneficiary any rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Option. Nothing in this Award Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Optionee’s service at any time, nor confer upon Optionee any right to continue in the service of the Company or any Affiliate.

5. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Optionee other than by will or the laws of descent and distribution, or pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code or Title I of ERISA, or the rules thereunder. Notwithstanding the foregoing, the Option may be transferred, without consideration, to a Permitted Transferee (as defined in Section 13.3 of the Plan). The Option may be exercised during the lifetime of Optionee only by Optionee or any Permitted Transferee. Optionee acknowledges that any Shares issued upon exercise of the Option shall be subject to a right of first refusal as set forth in the Bylaws of the Company.

6. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Option upon any securities exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

7. Withholding. The Company or any Affiliate has the authority and the right to deduct or withhold, or require Optionee to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, foreign, and local taxes (including Optionee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Options. At the election of the Company, the withholding requirement may be satisfied, in whole or in part, by withholding, from the Options, Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes under applicable law.

8. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Award Certificate and this Award Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Award Certificate, the provisions of the Plan shall be controlling and determinative.

9. Successors. This Award Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Award Certificate and the Plan.

10. Severability. If any one or more of the provisions contained in this Award Certificate is invalid, illegal or unenforceable, the other provisions of this Award Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

11. Notice. Notices hereunder must be delivered in writing, delivered personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to IGM Biosciences, Inc., 325 E. Middlefield Road Mountain View, CA 94043; Attn: Corporate Secretary, or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to Optionee either electronically to Optionee’s business email address then currently on file with the Company or at the home address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

12. Clawback. The Option shall be subject to any compensation recoupment policy of the Company that is applicable by its terms to Optionee and to awards of this type.

EXHIBIT A

NOTICE OF EXERCISE OF OPTION TO PURCHASE

COMMON STOCK

NOTICE OF EXERCISE OF OPTION TO PURCHASE

COMMON STOCK OF

IGM BIOSCIENCES, INC.

Name of Optionee:

Date:

IGM Biosciences, Inc.

325 E. Middlefield Road

Mountain View, CA 94043

Attn: Corporate Secretary

Re: Exercise of Option under the IGM Biosciences, Inc. 2018 Omnibus Incentive Plan (the “Plan”)

I elect to purchase                          shares of common stock (“Stock”) of IGM Biosciences, Inc. (the “Company”) pursuant to my option granted under a Non-Statutory Stock Option Award Certificate dated                      (the “Option”). The exercise price of the Option is $              per share.

The purchase will take place on the Exercise Date, which will be as soon as practicable following the date on which this exercise notice and all other necessary forms and payments are received by the Company.

I acknowledge that the Exercise Date will not occur, and I am not entitled to receive any shares of Stock, until I have (i) paid the exercise price in full, and (ii) satisfied my tax withholding obligations.

I further acknowledge that as a condition to the exercise of the Option and the issuance of Stock pursuant to such exercise, I will be required to become a party to any Stockholders Agreement which may be executed by and among the Company and its stockholders in the future.

I understand that if I request, and the Company agrees, to satisfy the exercise price and/or tax withholding obligation relating to the Option by having the Company withhold shares of Stock from the Option, the number of shares withheld will be determined based upon the “Fair Market Value” of the Stock. As provided in the Plan, Fair Market Value is determined by the Compensation Committee using such method as it considers to be reasonable.

1. Payment of Exercise Price. I will pay the full exercise price in the form specified below (check one):

☐	Cash: by delivering a check to the Company for $ , which is the full amount of the exercise price.

☐

Delivery of Shares: subject to the Company’s agreement to do so, by delivering to the Company previously-acquired shares of Company Stock that have a Fair Market Value as of the Exercise Date equal to the full exercise price of the Option. (Such delivery may be made by attestation of my ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of such Company Stock exceeds the number needed to pay the exercise price and any tax withholding (as indicated below), the Company will issue me a new stock certificate (or book-entry shares) for the excess.

☐

Withholding of Shares: subject to the Company’s agreement to do so, by having the Company withhold shares of Company Stock from the Option having a Fair Market Value on the Exercise Date equal to the full exercise price of the Option.

2. Withholding Taxes. I will satisfy any required tax withholding obligations arising from the exercise of the Option in the form specified below (check one):

☐	Cash: by delivering a check to the Company for the required tax withholding amount (to be determined by the Company).

☐

Delivery of Shares: subject to the Company’s agreement to do so, by delivering to the Company shares of Company Stock that have a Fair Market Value as of the Exercise Date equal to the required tax withholding amount. (Such delivery may be made by attestation of ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of such Company Stock exceeds the number needed to pay the tax withholding amount and the exercise price (as indicated above), the Company will issue me a new stock certificate (or book-entry shares) for the excess.

☐

Withholding of Shares: subject to the Company’s agreement to do so, by having the Company withhold shares of Company Stock from the Option having a Fair Market Value on the Exercise Date equal to the amount required to be withheld for tax purposes.

3. Covenants and Representations of Optionee. I hereby represent, warrant, covenant, and agree with the Company as follows as of the Exercise Date:

(a) I have received, read and understood a copy of the Plan and the Non-Statutory Stock Option Award Certificate relating to my Option;

(b) The shares of Company Stock are being received for my own account without the participation of any other person, with the intent of holding the shares of Company Stock for investment and without a view to or the intent of participating, directly or indirectly, in a sale or distribution of the shares of Company Stock or any portion thereof;

(c) I am not acquiring the shares of Company Stock based on any representation, oral or written, by any person with respect to the future value of, or income from, the shares of Company Stock, but rather on an independent examination and judgment as to the prospects of the Company;

(d) I am familiar with the business and affairs of the Company, and realize that the receipt of the shares of Company Stock is a speculative investment and that any possible profit therefrom is uncertain;

(e) I have had the opportunity to ask questions of and receive answers from the Company and have received all information and data with respect to the Company that I have requested and that I have deemed relevant in connection with my receipt of the shares of Company Stock;

(f) I am able to bear the economic risk of the investment in shares of Company Stock, including the risk of a complete loss of my investment, and I acknowledge that I must continue to bear the economic risk of the investment in the shares of Company Stock received on exercise of the Option for an indefinite period;

(g) I understand and agree that the shares of Company Stock subject to the Option may be issued and sold to me without registration under any state or federal securities laws, and in that event (i) will be issued and sold in reliance on exemptions from registration under applicable state and federal laws and (ii) will be “restricted” under applicable state and federal securities laws and that, pursuant to those laws, the Company Stock cannot be resold unless registered under the Securities Act of 1933 (the “1933 Act”) or in reliance on an exemption from registration.

(h) The Company will be under no obligation to register or qualify the shares of Company Stock issuable pursuant to the Option or to comply with any exemption available for sale of the shares of Company Stock by me without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to sale of the shares of Company Stock by me; and

(i) A legend indicating that the shares of Company Stock issued pursuant to the Option have not been registered under applicable securities laws and referring to any applicable restrictions on transferability and sale of the shares of Company Stock may be placed on any certificate or certificates delivered to me and any transfer agent of the Company may be instructed to require compliance therewith.

[remainder of page intentionally blank]

Upon receipt of a written request by the Company or by its underwriters in connection with a registration (as defined below), I shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company’s Common Stock or other securities (except for any such shares included in the registration) for a period of one hundred and eighty (180) days following the effective date of the initial registration of the Company’s securities. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period. The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of the effectiveness of such registration statement.

Signature of Optionee

AGREED TO AND ACCEPTED:

IGM BIOSCIENCES, INC.

By:

Title:

Number of Option Shares

Exercised:

Number of Option Shares

Remaining:

Date: